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EXHIBIT 10.4

INDEMNIFICATION AGREEMENT

SCOTT'S LIQUID GOLD-INC.

        This Agreement is made and entered into as of May 6, 1987 between Scott's Liquid Gold-Inc., a Colorado corporation (the "Corporation"), and Mark E. Goldstein, of Denver, Colorado ("Director").

RECITALS:

        A. At the request of the Corporation, Director currently serves as e director of the Corporation (as defined below), as well as an officer of the Corporation. As such, Director may be subjected to claims, suits or proceedings.

        B. Director has indicated that it is a condition to Director's continuing in such service that, among other things, the Corporation agrees to indemnify Director against liabilities, expenses and costs incurred in connection with any such claims, suits or proceedings, in accordance with, and to the fullest extent permitted by, the Colorado Corporation Code; and

        C. The Company's Articles of Incorporation and the Colorado Corporation Code contemplate that contracts may be made between the Corporation and members of its Board of Directors and officers with respect to indemnification.

AGREEMENT:

        Now, therefore, in consideration of Director's continued service as a director and officer after the date of this Agreement, and in consideration of the mutual covenants stated herein, the parties agree as follows:

1. Definitions. As used in this Agreement, the following terms have the following meanings:

        (a) Code. The term "Code" means the Colorado Corporation Code as it exists on the date of this Agreement and as it may be hereafter amended from time to time, but in the case of any amendment, only to the extent that the amendment permits the Corporation to provide broader indemnification rights than the Colorado Corporation Code permitted the Corporation to provide at the date of this Agreement and prior to the amendment.

        (b) Director. As used in reference to a position of Director, the term "director" means a director of the Corporation and, while a director or officer of the Corporation, Director's serving at the Corporation's request as a director, officer, partner, trustee, employee or agent of any corporation, partnership, joint venture, trust, other enterprise or employee benefit plan. The term "director" also includes, unless the context otherwise requires, the estate or personal representative of a director. The term "director" shall also include any such broader definition as may be provided in the Code with amendments after the date of this Agreement.

        (c) Proceeding. The term "proceeding" means any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.

2. Agreement to Indemnify. The Corporation shall indemnify, and keep indemnified, Director in accordance with, and to the fullest extent permitted and/or required by, the Code from and against any judgments, penalties, fines (including but not limited to ERISA excise taxes), amounts paid in settlement and reasonable expenses (including but not limited to expenses of investigation and preparation and fees and disbursements of Director's counsel, accountants or other experts) actually incurred by Director in connection with any proceeding in which Director was or is made a party or was or is involved (for example, as a witness) because Director is or was a director or is or was an officer of the Corporation.

3. Insurance. So long as Director may be subject to any possible proceeding by reason of the fact that Director is or was a director or officer of the Corporation, to the extent the Corporation maintains an insurance policy or policies providing directors' and officers' liability insurance, Director shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage applicable to any then current director or officer of the Corporation.

4. Advances. In the event of any proceeding in which Director is a party or is involved and which may give rise to a right of indemnification from the Corporation pursuant to this Agreement, following written request to the Corporation by Director, the Corporation shall pay to Director, in accordance with and to the fullest extent permitted and/or required by the Code, amounts to cover reasonable expenses incurred by Director in such proceeding in advance of its final disposition upon receipt of (a) a written affirmation by Director of Director's good faith belief that Director has met any applicable standard of conduct; (b) a written undertaking executed by or on behalf of Director to repay the advance if it shall ultimately be determined that Director did not meet such standard of conduct; and (c) satisfactory evidence as to the amount of such expenses.

5. Burden of Proof. If under applicable law, the entitlement of Director to be indemnified or advanced expenses hereunder depends upon whether a standard of conduct has been met, the burden of proof of establishing that Director did not act in accordance with such standard shall rest with the Corporation. Director shall be presumed to have acted in accordance with such standard and to be entitled to indemnification or the advancement of expenses (as the case may be) unless, based upon a preponderance of the evidence, it shall be determined that Director has not met such standard. Such determination and any evaluation as to the reasonableness of amounts claimed by Director shall be made by the Board of Directors of the Corporation or such other body or persons as may be permitted by the Code. For purposes of this Agreement, unless otherwise expressly stated, the termination of any proceeding by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Director did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

6. Notice to the Corporation. Director shall notify the Secretary of the Corporation in writing of any matter for which Director intends to seek indemnification hereunder as soon as reasonably practicable following the receipt by Director of written notice thereof; provided, however, that delay in so notifying the Corporation shall not constitute a waiver or release by Director of rights hereunder.

7. Counsel for Proceeding. In the event of any proceeding in which Director is a party or is involved and which may give rise to a right of indemnification hereunder, the Corporation shall have the right to retain counsel reasonably satisfactory to Director to represent Director and any others the Corporation may designate in such proceeding. In any such proceeding, Director shall have the right to retain Director's own counsel, but the fees and expenses of such counsel shall be at the expense of Director unless (a) the retention of such counsel has been specifically authorized by the Corporation, (b) representation of Director and another party by the same counsel would be inappropriate, in the reasonable judgment of Director, due to actual or potential differing interests between them (as might be the case for representation of both the Corporation and Director in a proceeding by or in the right of the Corporation), (c) the counsel retained by the Corporation and satisfactory to Director has advised Director, in writing, that such counsel's representation of Director would be likely to involve such counsel in representing differing interests which could adversely affect either the judgment or loyalty of such counsel to Director, whether it be a conflicting, inconsistent, diverse or other interest, or (d) the Corporation shall fail to retain counsel for Director in such proceeding. Notwithstanding the foregoing, if an insurance carrier has supplied directors' and officers' liability insurance covering a proceeding and is entitled to retain counsel for the defense of such proceeding, then the insurance carrier shall retain counsel to conduct the defense of such proceeding unless Director and the Corporation concur in writing that the insurance carrier's doing so is undesirable. The Corporation shall not be liable under this Agreement for any settlement of any proceeding effected without its written consent. The Corporation shall not settle any proceeding in any manner which would impose any penalty or limitation on Director without Director's written consent. Consent to a proposed settlement of any proceeding shall not be unreasonably withheld by either the Corporation or Director.

8. Enforcement. The Corporation acknowledges that Director is relying upon this Agreement in serving as a director, as well as an officer of the Corporation. If a claim for indemnification or advancement "of expenses is" not paid in full by the Corporation within ninety (90) days after a written claim has been received from Director by the Corporation, Director may at any time bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in such suit, Director shall also be entitled to be paid all reasonable fees and expenses (including without limitation fees of counsel) in bringing and prosecuting such claim. Whether or not Director has met any applicable standard of conduct, the Court in such suit may order indemnification or the advancement of expenses as the Court deems proper (subject to any express limitation of the Code). Further, the Corporation shall indemnify Director from and against any and all expenses (including attorneys' fees) and, if requested by Director, shall (within ten business days of such request) advance such expenses to Director, which are incurred by Director in connection With any claim asserted against or suit brought by Director for recovery under any directors' and officers' liability insurance policies maintained by the Corporation, regardless of whether Director is unsuccessful in whole or in part in such claim or suit.

9. Proceedings by Director. The Corporation shall indemnify Director and advance expenses to Director in connection with any proceeding (or part thereof) initiated by Director only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

10. Nonexclusivity. The rights of Director for indemnification and advancement of expenses under this Agreement shall not be deemed exclusive of, or in limitation of, any rights to which Director may be entitled under Colorado law, the Corporation's Articles of Incorporation or Bylaws, vote of stockholders or otherwise.

11. Miscellaneous.

        (a) Effectiveness. This Agreement is effective for, and shall apply to, (i) any claim which is asserted or threatened before, on or after the date of this Agreement but for which no action, suit or proceeding has actually been brought prior to the date of this Agreement and (ii) any action, suit or proceeding which is threatened before, on or after the date of this Agreement but which is not pending prior to the date of this Agreement. Thus, this Agreement shall not apply to any action, suit or proceeding which has actually been brought before the date of this Agreement. So long as the foregoing standard of effectiveness has been satisfied, this Agreement shall be effective for and shall be applied to acts or omissions prior to, on or after the date of this Agreement.

        (b) Survival; Continuation. The rights of Director hereunder shall inure to the benefit of the Director (even after Director ceases to be a director or officer), Director's personal representative, heirs, executors, administrators and beneficiaries; and this Agreement shall be binding upon the Corporation, its successors and assigns. The rights of Director under this Agreement shall continue so long as Director may be subject to any possible proceeding because of the fact that Director was a director or was an officer of the Corporation. If the Corporation sells, leases, exchanges or otherwise disposes of, in a single transaction or series of related transactions, all or substantially all of its property and assets, the Corporation shall, as a condition precedent to such transaction, cause effective provision to be made so that the person or entity acquiring such property and assets shall become bound by and replace the Corporation under this Agreement.

        (c) Governing Law. This Agreement shall be governed by the laws of the State of Colorado.

        (d) Severability. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and all other provisions shall remain in full force and effect.

        (e) Amendment. No amendment, termination or cancellation of this Agreement shall be effective unless in writing signed by the Corporation and Director.

        (f) Other Payments. The Corporation shall not be liable under this Agreement to make any payment in connection with any proceeding against or involving Director to the extent Director has otherwise actually received payment (under any insurance policy, Bylaw or otherwise) of the amounts otherwise indemnifiable hereunder. Director shall repay to the Corporation the amount of any payment the Corporation makes to Director under this Agreement in connection with any proceeding against or involving Director, to the extent Director has otherwise actually received payment (under any insurance policy, Bylaw or otherwise) of such amount.

        (g) Subrogation. In the event of payment under this Agreement the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Director, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

        (h) Headings. The headings in this Agreement are for convenience only and are not to be considered in construing this Agreement.

        (i) Counterparts. This Agreement may be executed in counterparts, both of which shall be deemed an original, and together shall constitute one document.

        The parties have executed this Agreement as of the day and year first above stated.

SCOTT'S LIQUID GOLD-INC.	DIRECTOR
By: /s/ Jerome J. Goldstein Jerome J. Goldstein	/s/ Mark E. Goldstein Mark E. Goldstein

EXHIBIT 10.4

INDEMNIFICATION AGREEMENT

SCOTT'S LIQUID GOLD-INC.

        This Agreement is made and entered into as of Dec. 23, 1991 between Scott's Liquid Gold-Inc., a Colorado corporation (the "Corporation"), and Dennis Field of Short Hills, New Jersey ("Director").

RECITALS:

        A. At the request of the corporation, Director currently serves as a director of the Corporation (as defined below). As such, Director may be subjected to claims, suits or proceedings.

        B. Director has indicated that it was and is a condition of Director's acceptance and continuing in such service that, among other things, the Corporation agrees to indemnify Director against liabilities, expenses and costs incurred in connection with any such claims, suite or proceedings, in accordance with, end to the fullest extent permitted by, the Colorado Corporation Code; and

        C. The Corporation's Articles of incorporation and the Colorado Corporation Code contemplate that contracts may be made between the Corporation and members of its Board o£ Directors and officers with respect to indemnification.

AGREEMENT:

        NOW, therefore, in consideration of Director's acceptance and continuation of service as a director after the date of this Agreement, end in consideration of the mutual covenants stated herein, the parties agree as follows:

1. Definitions. As used in this Agreement, the following terms have the following meanings:

        (a) Code. The term "Code" means the Colorado Corporation Code as it exists on the date of this Agreement and as it may be hereafter amended from time to time. In the case of any amendment of the Colorado Corporation Code after the date of this Agreement, when used in reference to an act or omission occurring prior to effectiveness of such amendment, the term "Code" shall include such amendment only to extent that the amendment permits the corporation to provide broader indemnification rights than the Colorado Corporation Code permitted the Corporation to provide at the date of this Agreement and prior to the amendment.

        (b) Director. As used in reference to a position of Director, the term "director" means a director of the Corporation and, while a director or officer of the Corporation, Director's serving at the Corporation's request as a director, officer, partner, trustee, employee or agent of any corporation, partnership, joint venture, trust, other enterprise or employee benefit plan. The term "director" also includes, unless the context otherwise requires, the estate or personal representative of a director. The term "director", shall also include any such broader definition as may be provided in the Code with amendments after the date of this Agreement.

        (c) Proceeding. The term "proceeding" means any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.

2. Agreement to Indemnify. The Corporation shall indemnify, and keep indemnified, Director in accordance with, and to the fullest extent permitted and/or required by, the cede from and against any judgments, penalties, fines (including but not limited to ERISA excise taxes) amounts paid in settlement end reasonable expenses (including but not limited to expenses of investigation and preparation and fees and disbursements of Director's counsel, accountants or other experts) actually incurred by Director in connection with any proceeding in which Director was or is made a party or was or is involved (for example as a witness) because Director is or was a director or is or was an officer of the Corporation.

3. Insurance. So long as Director may be subject to any possible proceeding by reason of the fact that Director is or was a director or officer of the Corporation, to the extent the Corporate maintains an insurance policy or policies providing directors' and officers' liability insurance, Director shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage applicable to any then current director or officer of the Corporation.

4. Advances. In the event of any proceeding in which Director is a party or is involved and which may give rise to a right of indemnification from the Corporation pursuant to this Agreement, following written request to the corporation by Director, the Corporation shall pay to Director, in accordance with and to the fullest extent permitted and/or required by the Code, amounts to cover reasonable expenses incurred by Director in such proceeding in advance of its final disposition upon receipt of (a) a written affirmation by Director of Director's good faith belief that Director has met any applicable standard of conduct; (b) a written undertaking executed by or on behalf of Director to repay the advance if it shall ultimately be determined that Director did not meet such standard of conduct; and (c) satisfactory evidence as to the amount of such expenses.

5. Burden of Proof. If under applicable law, the entitlement of Director to be indemnified or advanced expenses hereunder depends upon whether a standard of conduct has been met, the burden of proof of establishing that Director did not act in accordance with such standard shall rest with the Corporation. Director shall be presumed to have acted in accordance with such standard and to be entitled to indemnification or the advancement of expenses (as the case may be) unless, based upon a preponderance of the evidence, it shall be determined that Director has not met such standard. Such determination and any evaluation as to the reasonableness of amounts claimed by Director shall be made by the Board of Directors of the Corporation or such ether body or persons as may be permitted by the Code. For purposes of this Agreement, unless other-wise expressly stated, the termination of any proceeding by Judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Director did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

6. Notice to Corporation. Director shall notify the Secretary of the Corporation in writing of any matter for which Director intends to seek indemnification hereunder as seen am reasonably practicable following the receipt by Director of written notice thereof; provided, however, that delay in so notifying the Corporation shall not constitute a waiver or release by Director of rights hereunder.

7. Counsel for Proceeding. In the event of any proceeding in which Director is a party or is involved and which may give rise to a right of indemnification hereunder, the corporation shall have the right to retain counsel reasonably satisfactory to Director to represent Director and any others the Corporation may designate in such proceeding. In any such proceeding, Director shall have the right to retain Director's own counsel, but the fees and expenses of such counsel shall be at the expense of Director unless (a) the retention of such counsel has been specifically authorized by the Corporation; (b) representation of Director and another party by the same counsel would be inappropriate, in the reasonable judgment of Director, due to actual or potential differing interests between them (as might be the case for representation of both the Corporation and Director in a proceeding by or in the right of the Corporation); (c) the counsel retained by the Corporation and satisfactory to Director has advised Director, in writing, that such counsel's representation of Director would be likely to involve such counsel in representing differing interests which could adversely affect either the judgment or loyalty of such counsel to Director, whether it be a conflicting, inconsistent, diverse or other interest; or (d) the Corporation shall fail to retain counsel for Director in such proceeding. Notwithstanding the foregoing, if an insurance carrier has supplied directors' and officers' liability insurance covering a proceeding and is entitled to retain counsel for the defense of such proceeding, then the insurance carrier shall retain counsel to conduct the defense of such proceeding unless Director and the Corporation concur in writing that the insurance carrier's doing so is undesirable. The Corporation shall not be liable under this Agreement for any settlement of any proceeding effected without its written consent. The Corporation shall not settle any proceeding in any manner which would impose any penalty or limitation on Director without Director's written consent. Consent to a proposed settlement of any proceeding shall net be unreasonably withheld by either the Corporation or Director.

8. Enforcement. The Corporation acknowledges that Director is relying upon this Agreement in serving as a director, as well as any serving in the future as an officer of the Corporation. If a claim for indemnification or advancement of expenses is not paid in full by the Corporation within ninety (90) days after a written claim has been received from Director by the Corporation, Director may at any time bring suit against the Corporation to recover the unpaid amount of the claim, If successful in whole or in part in such suit, Director shall also be entitled to be paid all reasonable fees and expenses (including without limitation fees of counsel) in bringing and prosecuting such claim. Whether or not Director has met any applicable standard of conduct, the Court in such suit may order indemnification or the advancement of expenses as the Court deems proper {subject to any express limitation of the Code). Further, the Corporation shall indemnify Director from and against any and all expenses (including attorneys' fees) and, if requested by Director, shall (within ten business days of such request) advance such expenses to Director, which are incurred by Director in connection with any claim asserted against or suit brought by Director for recovery under any directors' and officers' liability insurance policies maintained by the Corporation, regardless of whether Director is unsuccessful in whole or in part in such claim or suit.

9. Proceedings by Director. The Corporation shall indemnify Director and advance expenses to Director in connection with any proceeding (or part thereof) initiated by Director only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

10. Nonexclusivity. The rights of Director for indemnification and advancement of expenses under this Agreement shall not be deemed exclusive of, or in limitation of, any rights to which Director may be entitled under Colorado law, the corporation's Articles of Incorporation or Bylaws, vote of stockholders or otherwise.

11. Miscellaneous.

        (a) Effectiveness. This Agreement is effective for, and shall apply to, (i) any claim which is asserted or threatened before, on or after the date of this Agreement but for which no action, suit or proceeding has actually been brought prior to the date of this Agreement and (ii) any action, suit or proceeding which is threatened before,after the date of this Agreement but which is not pending prior to the date of this Agreement. Thus, this Agreement shall not apply to any action, suit or proceeding which has actually been brought before the date of this Agreement. So long as the foregoing standard of effectiveness has been satisfied, this Agreement shall be effective for and shall be applied to acts or omissions prior to, on or after the date of this Agreement.

        (b) Survival; Continuation. The rights of Director hereunder shall inure to the benefit of the Director (even after Director ceases to be a director or officer), Director's personal representative, heirs, executors, administrators and beneficiaries: and this Agreement shall be binding upon the Corporation, its successors and assigns. The rights of Director under this Agreement shall continue so long as Director may be subject to any possible proceeding because of the fact that Director was a director or was an officer of the Corporation. If the Corporation sells, leases, exchanges or otherwise disposes of, in a single transaction or series of related transactions, all or substantially all of its property and assets, the Corporation shall, as a condition precedent to such transaction, cause effective provision to be made so that the person or entity acquiring such property and assets shall become bound by and replace the Corporation under this Agreement.

        (c) Governing Law. This Agreement shall be governed by the laws of the State of Colorado.

        (d) Severability. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and all other provisions shall remain in full force and effect.

        (e) Amendment. No amendment, termination or cancellation of this Agreement shall be effective unless in writing signed by the Corporation and Director.

        (f) Other Payments. The Corporation shall not be liable under this Agreement to make any payment in connection with any proceeding against or involving Director to the extent Director has otherwise actually received payment (under any insurance policy, Bylaw or otherwise) of the amounts otherwise indemnifiable hereunder. Director shall repay to the Corporation the amount of any payment the Corporation makes to Director under this Agreement in connection with any proceeding against or involving Director, to the extent Director has otherwise actually received payment (under any insurance policy, Bylaw or otherwise) of such amount.

        (g) Subrogation. In the event of payment under this Agreement the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Director, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

        (h) Headings. The headings in this Agreement are for convenience only and are not to be considered in construing this Agreement.

        (i) Counterparts. This Agreement may be executed in counterparts, both of which shall be deemed an original, and together shall constitute one document.

        The parties have executed this Agreement as of the day and year first above stated.

SCOTT'S LIQUID GOLD-INC.	DIRECTOR
By: /s/ Mark E. Goldstein Mark E. Goldstein, President	/s/ Dennis Field Dennis Field

EXHIBIT 10.4

AMENDMENT TO INDEMNIFICATION AGREEMENT

        THIS AMENDMENT TO INDEMNIFICATION AGREEMENT ("Amendment") is made and entered into as of January 17, 1992, by and between Scott's Liquid Gold-Inc. (the "Company") and Dennis H. Field (the "Indemnitee").

RECITALS

        A. The Board of Directors of the Company has established a Special Committee to evaluate a stockholder derivative suit, and to make a determination as to whether the Company should pursue the claims alleged in the litigation. Service on the Special Committee may expose the members thereof to special legal risks in excess of those to which they are otherwise exposed as directors of the Company.

        B. The actions of the Special Committee must, to the maximum extent possible, be independent of the influences of the Company's Board of Directors.

        C. Indemnitee is a party to an Indemnification Agreement with the Company dated 12-23-91 (which as it may be amended from time to time is called the "Indemnification Agreement") which provides for indemnification by the Company to Indemnitee. Because of the special legal risks incident to service on the Special Committee and the desire to emphasize the independence of the Special Committee, Indemnitee desires to amend the Indemnification Agreement to provide certain procedural protections in respect of litigation arising out of its activities on the Special Committee, which supplemental indemnification will further support the independence of the Special Committee from the Company, and the Company agrees to provide this indemnification on the terms set forth herein.

AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing and the covenants, terms and conditions hereinafter set forth, the Company and Indemnitee hereby agree as follows:

        1. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

            (a) "Disinterested Director" means a director of the Company who neither is or was nor a party to (i) the Proceeding in respect of which indemnification is sought by Indemnitee or (ii) the shareholders derivative suit that is the subject of the Special Committee investigation.

            (b) "Dispute" has the meaning set forth in Section & of this Agreement.

            (c) "Expenses" includes all direct and indirect costs of any type or nature whatsoever (including, without limitation, all attorneys' fees and related disbursements and other out-of-pocket costs actually and reasonably incurred by the Indemnitee either in connection with the investigation, defense, adjudication, settlement or appeal of a Proceeding or in connection with establishing or enforcing a right to indemnification or advancement of Expenses under this Agreement, the Articles of Incorporation or Bylaws of the Company, applicable lay or otherwise; provided, however, that Expenses shall not include judgments, fines, penalties or amounts paid in settlement of a Proceeding.

            (d) "Good Faith" means in good faith and (i) with respect to actions taken in the capacity of a director of the Company, in s manner Indemnitee reasonably believed to he in the best interests of the Company, (ii) with respect to all other actions, in a manner Indemnitee reasonably believed to be not opposed to the best interests of the Company, and (iii) with respect to any criminal Proceeding, with no reasonable cause to believe Indemnitee's conduct was unlawful. A director of the Company shall be deemed not to have acted in Good Faith with respect to a Proceeding charging improper personal benefit to the director if he is finally adjudged in such Proceeding to be liable on the basis that personal benefit was improperly received by him.

            (e) "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past three years has been, retained to represent (i) the Company or Indemnitee in any matter material to either such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

            (f) "Proceeding" means any threatened, pending or completed action, suit or other proceeding, whether civil, criminal, administrative, investigative or of any other type whatsoever to which Indemnitee is made a party by reason, in whole or in part, of his activities on the Special Committee.

        2. Indemnification. In connection with any Proceeding, the Company shall indemnify and advance Expenses to Indemnitee to the fullest extant not prohibited by applicable lay in effect on the date hereof and to such greater extent as applicable law may hereafter from time to time permit. Without limiting the generality of the foregoing, the Company shall indemnify and advance Expenses to Indemnitee as provided in this Agreement.

        3. Procedures for Determination of Good Faith.

            (a) Method of Determination. When, in connection with any Proceeding, an Expense, judgment, penalty, fine or amount paid in settlement has been incurred by Indemnitee or on Indemnitee's behalf, and where a determination would be required by Paragraph 5 of the Indemnification Agreement (as required by Colorado Revised Statutes Section 7-3-101.5(5) or any successor statute), a determination with respect to Indemnitee's Good Faith and the amount of indemnification and expense reimbursement shall he made as follows:

                (i) Unless Indemnitee shall request in writing that such determination be made in accordance with clause (ii) of this Section 3(a), the determination shall be made by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to Indemnitee.

          (ii) If so requested by Indemnitee as provided in clause (1) above, the determination shall be made by the Board by a majority vote of Disinterested Directors. In the event that one or more Disinterested Directors is not obtainable or such Disinterested Director or Directors so directs, the determination shall be made by Independent Counsel in a written opinion to the Board, a copy of which shall he delivered to Indemnitee.

            (b) Selection and Payment of Independent Counsel. In the event that the determination of Good Faith is to be made by Independent Counsel pursuant to Section 3(a), the Independent Counsel shall be selected by the Disinterested Directors and Indemnitee's acting together (unless Indemnitee shall request that such selection be made by the Board), and Indemnitee and the Disinterested Directors shall give written notice to the Company advising it of the identity of the Independent Counsel so selected. If the Disinterested Directors and Indemnitee are unable to agree on the selection of Independent Counsel within 30 days of the date on which Indemnitee presents its choice to the Disinterested Directors, the selection of Independent Counsel shall he adjudicated in accordance with Section 4 of this Agreement. The issue for determination by the court shall be limited to determining whether the Independent Counsel selected by Indemnitee meets the criteria for independence included in the definition in Section 1(e) hereof, and the Disinterested Directors may object to such Independent Counsel so identified by Indemnitee solely on the grounds that such person does not meet such requirements. The Independent Counsel selected by Indemnitee shall be presumed to satisfy such requirements, and the Disinterested Directors bear the burden of proving, by a preponderance of the evidence, that such requirements are not satisfied. The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel acting pursuant to this Agreement, and the Company shall pay all reasonable fees and expenses incident to the selection of Independent Counsel pursuant to this Section 3(5).

            (c) Authorization of Indemnification. In the event that a determination is made by Independent Counsel that Indemnitee acted in Good Faith, the Disinterested Directors (or the Board of Directors, if the provisions of Section 3(a)(ii) are applicable) shall, within thirty (30) days after receipt of such determination, determine the indemnification to which Indemnitee is entitled and evaluate the reasonableness of the Expenses as to which indemnification is sought, and shall authorize payment of such Expenses and of all other amounts as to which indemnification is sought. The determination as co authorized indemnification and evaluation of Expenses shall be made in the Disinterested Director's (or the Board of Director's) reasonable good faith judgment, and shall be subject to de novo review pursuant to Section 4(c).

        4. Remedies of Indemnitee.

            (a) Application. This Section 4 shall apply in the event of a Dispute. For purposes of this Section 4, "Dispute" shall mean any of the following events:

          (i) a determination is made pursuant to Section 3 of this Agreement (either by the Board of Directors or by Independent Counsel) that Indemnitee is not entitled to indemnification under this Agreement and Indemnitee disagrees with such determination.

          (ii)  a determination is made by Independent Counsel pursuant to Section 3 of this Agreement that Indemnitee is entitled to indemnification under this Agreement and the Board of Directors of the Company disagrees with such determination; or

          (iii)  any other dispute arising under this Agreement.

            (b) Adjudication. In the event of a Dispute, Indemnitee (or the Company in the case of a Dispute arising under Section 4(a)(ii)), shall he entitled to an adjudication in an appropriate court of the State of Colorado.

            (c) De Novo Review. Any Judicial proceeding commenced pursuant to this Section 4 shall be conducted in all respects as a de novo trial on the merits, and Indemnitee shall not be prejudiced by reason of any prior action of the Board. In any such proceeding, the Company shall have the burden of proving that Indemnitee is not entitled to indemnification or advancement of Expenses.

            (d) Procedures Valid. The Company shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 4 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court that the Company is contractually bound by the provisions of this Agreement.

        5. Interpretation. The parties hereto intend for this Amendment and the Indemnification Agreement to be interpreted and enforced so as to provide indemnification and advancement of Expenses to Indemnitee to the fullest extent which is now or hereafter not prohibited by applicable lay and, in the event that the validity, legality or enforceability of any provision of this Agreement is in question, such provision shall he interpreted in a manner such that the provision will be valid, legal and enforceable to the greatest extent possible.

        6. Burden of Proof. In the event of any Dispute under this Agreement involving the obligations of the Company to indemnify or advance Expenses to Indemnitee, the Company shall have the burden of proving by clear and convincing evidence that the Company is not so obligated to indemnify or advance Expenses to Indemnitee.

        7. Indemnification Agreement in Effect. Except as specifically amended herein, the Indemnification Agreement shall be and remain in full force and effect in all respects and shall apply to any indemnification and advancement of expenses in connection with any Proceeding.

        IN WITNESS WHEREOF, the Company and Indemnitee have executed this Agreement as of the date first set forth above.

SCOTT'S LIQUID GOLD-INC.
By:	/s/ MARK E. GOLDSTEIN
Name:	Mark E. Goldstein
Title:	President
INDENITEE:
/S/ DENNIS H. FIELD
Name:	Dennis H. Field

EXHIBIT 10.4

INDEMNIFICATION AGREEMENT

SCOTT'S LIQUID GOLD-INC.

        This Agreement is made and entered into as of July 12, 2000 between Scott's Liquid Gold-Inc., a Colorado corporation (the "Corporation"), and Jeffrey R. Hinkle of Denver, Colorado ("Director").

RECITALS:

        A. At the request of the Corporation, Director currently serves as a director of the Corporation (as defined below), as well as an officer of the Corporation. As such, Director may be subjected to claims, suits or proceedings.

        B. Director has indicated that it was and is a condition of Director's acceptance and continuing in such service that, among other things, the Corporation agrees to indemnify Director against liabilities, expenses and costs incurred in connection with any such claims, suits or proceedings, in accordance with, and to the fullest extent permitted by, the Colorado Business Corporation Act; and

        C. The Corporation's Articles of Incorporation and the Colorado Business Corporation Act contemplate that contracts may be made between the Corporation and members of its Board of Directors and officers with respect to indemnification.

AGREEMENT:

Now, therefore, in consideration of Director's acceptance and continuation of service as a director and continued service as an officer after the date of this Agreement, and in consideration of the mutual covenants stated herein, the parties agree as follows:

1. Definitions. As used in this Agreement, the following terms have the following meanings:

        (a) Act. The term "Act" means the Colorado Business Corporation Act as it exists on the date of this Agreement and as it may be hereafter amended from time to time. In the case of any amendment of the Colorado Business Corporation Act after the date of this Agreement, when used in reference to an act or omission occurring prior to effectiveness of such amendment, the term "Act" shall include such amendment only to the extent that the amendment permits the Corporation to provide broader indemnification rights than the Colorado Business Corporation Act permitted the Corporation to provide at the date of this Agreement and prior to the amendment.

        (b) Director. As used in reference to a position of Director, the term "director" means a director of the Corporation and, while a director or officer of the Corporation, Director's serving at the Corporation's request as a director, officer, agent, associate, employee, fiduciary, manager, member, partner, promoter, or a trustee of, or holding a similar position with, any corporation, partnership, joint venture, trust, other enterprise or person or employee benefit plan. The term "director" also includes, unless the context otherwise requires, the estate or personal representative of a director. The term "director" shall also include any such broader definition as may be provided in the Act with amendments after the date of this Agreement.

        (c) Proceeding. The term "proceeding" means any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.

2. Agreement to Indemnify. The Corporation shall indemnify, and keep indemnified, Director in accordance with, and to the fullest extent permitted and/or required by, the Act from and against any judgments, penalties, fines (including but not limited to ERISA excise taxes), amounts paid in settlement and reasonable expenses (including but not limited to expenses of investigation and preparation and fees and disbursements of Director's counsel, accountants or other experts) actually incurred by Director in connection with any proceeding in which Director was or is made a party or was or is involved (for example, as a witness) because Director is or was a director or is or was an officer of the Corporation.

3. Insurance. So long as Director may be subject to any possible proceeding by reason of the fact that Director is or was a director or officer of the Corporation, to the extent the Corporation maintains an insurance policy or policies providing directors' and officers' liability insurance, Director shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage applicable to any then current director or officer of the Corporation.

        4. Advances. In the event of any proceeding in which Director is a party or is involved and which may give rise to a right of indemnification from the Corporation pursuant to this Agreement, following written request to the Corporation by Director, the Corporation shall pay to Director, in accordance with and to the fullest extent permitted and/or required by the Act, amounts to cover reasonable expenses incurred by Director in such proceeding in advance of its final disposition upon receipt of (a) a written affirmation by Director of Director's good faith belief that Director has met any applicable standard of conduct; (b) a written undertaking executed by or on behalf of Director to repay the advance if it shall ultimately be determined that Director did not meet such standard of conduct; and (c) satisfactory evidence as to the amount of such expenses.

        5. Burden of Proof. If under applicable law, the entitlement of Director to be indemnified or advanced expenses hereunder depends upon whether a standard of conduct has been met, the burden of proof of establishing that Director did not act in accordance with such standard shall rest with the Corporation. Director shall be presumed to have acted in accordance with such standard and to be entitled to indemnification or the advancement of expenses (as the case may be) unless, based upon a preponderance of the evidence, it shall be determined that Director has not met such standard. Such determination and any evaluation as to the reasonableness of amounts claimed by Director shall be made by the Board of Directors of the Corporation or such other body or persons as may be permitted by the Act. For purposes of this Agreement, unless otherwise expressly stated, the termination of any proceeding by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Director did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

        6. Notice to the Corporation. Director shall notify the Secretary of the Corporation in writing of any matter for which Director intends to seek indemnification hereunder as soon as reasonably practicable following the receipt by Director of written notice thereof; provided, however, that delay in so notifying the Corporation shall not constitute a waiver or release by Director of rights hereunder.

        7. Counsel for Proceeding. In the event of any proceeding in which Director is a party or is involved and which may give rise to a right of indemnification hereunder, the Corporation shall have the right to retain counsel reasonably satisfactory to Director to represent Director and any others the Corporation may designate in such proceeding. In any such proceeding, Director shall have the right to retain Director's own counsel, but the fees and expenses of such counsel shall be at the expense of Director unless (a) the retention of such counsel has been specifically authorized by the Corporation; (b) representation of Director and another party by the same counsel would be inappropriate, in the reasonable judgment of Director, due to actual or potential differing interests between them (as might be the case for representation of both the Corporation and Director in a proceeding by or in the right of the Corporation); (c) the counsel retained by the Corporation and satisfactory to Director has advised Director, in writing, that such counsel's representation of Director would be likely to involve such counsel in representing differing interests which could adversely affect either the judgment or loyalty of such counsel to Director, whether it be a conflicting, inconsistent, diverse or other interest; or (d) the Corporation shall fail to retain counsel for Director in such proceeding. Notwithstanding the foregoing, if an insurance carrier has supplied directors' and officers' liability insurance covering a proceeding and is entitled to retain counsel for the defense of such proceeding, then the insurance carrier shall retain counsel to conduct the defense of such proceeding unless Director and the Corporation concur in writing that the insurance carrier's doing so is undesirable. The Corporation shall not be liable under this Agreement for any settlement of any proceeding affected without its written consent. The Corporation shall not settle any proceeding in any manner which would impose any penalty or limitation on Director without Director's written consent. Consent to a proposed settlement of any proceeding shall not be unreasonably withheld by either the Corporation or Director.

        8. Enforcement. The Corporation acknowledges that Director is relying upon this Agreement in serving as a director, as well as any serving in the future as an officer of the Corporation. If a claim for indemnification or advancement of expenses is not paid in full by the Corporation within ninety (90) days after a written claim has been received from Director by the Corporation, Director may at any time bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in such suit, Director shall also be entitled to be paid all reasonable fees and expenses (including without limitation fees of counsel) in bringing and prosecuting such claim. Whether or not Director has met any applicable standard of conduct, the Court in such suit may order indemnification or the advancement of expenses as the Court deems proper (subject to any express limitation of the Act). Further, the Corporation shall indemnify Director from and against any and all expenses (including attorneys' fees) and, if requested by Director, shall (within ten business days of such request) advance such expenses to Director, which are incurred by Director in connection with any claim asserted against or suit brought by Director for recovery under any directors' and officers' liability insurance policies maintained by the Corporation, regardless of whether Director is unsuccessful in whole or in part in such claim or suit.

        9. Proceedings by Director. The Corporation shall indemnify Director and advance expenses to Director in connection with any proceeding (or part thereof) initiated by Director only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

        10. Exclusivity. The rights of Director for indemnification and advancement of expenses under this Agreement shall not be deemed exclusive of, or in limitation of, any rights to which Director may be entitled under Colorado law, the Corporation's Articles of Incorporation or Bylaws, vote of stockholders or otherwise.

        11. Effectiveness. This Agreement is effective for, and shall apply to, (i) any claim which is asserted or threatened before, on or after the date of this Agreement but for which no action, suit or proceeding has actually been brought prior to the date of this Agreement and (ii) any action, suit or proceeding which is threatened before, on or after the date of this Agreement but which is not pending prior to the date of this Agreement. Thus, this Agreement shall not apply to any action, suit or proceeding which has actually been brought before the date of this Agreement. So long as the foregoing standard of effectiveness has been satisfied, this Agreement shall be effective for and shall be applied to acts or omissions prior to, on or after the date of this Agreement.

        12. Survival; Continuation. The rights of Director hereunder shall inure to the benefit of the Director (even after Director ceases to be a director or officer), Director's personal representative, heirs, executors, administrators and beneficiaries; and this Agreement shall be binding upon the Corporation, its successors and assigns. The rights of Director under this Agreement shall continue so long as Director may be subject to any possible proceeding because of the fact that Director was a director or was an officer of the Corporation. If the Corporation sells, leases, exchanges or otherwise disposes of, in a single transaction or series of related transactions, all or substantially all of its property and assets, the Corporation shall, as a condition precedent to such transaction, cause effective provision to be made so that the person or entity acquiring such property and assets shall become bound by and replace the Corporation under this Agreement.

        13. Governing Law. This Agreement shall be governed by the laws of the State of Colorado.

        14. Severability. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and all other provisions shall remain in full force and effect.

        15. Amendment. No amendment, termination or cancellation of this Agreement shall be effective unless in writing signed by the Corporation and Director.

        16. Other Payments. The Corporation shall not be liable under this Agreement to make any payment in connection with any proceeding against or involving Director to the extent Director has otherwise actually received payment (under any insurance policy, Bylaw or otherwise) of the amounts otherwise indemnifiable hereunder. Director shall repay to the Corporation the amount of any payment the Corporation makes to Director under this Agreement in connection with any proceeding against or involving Director, to the extent Director has otherwise actually received payment (under any insurance policy, Bylaw or otherwise) of such amount.

        17. Subrogation. In the event of payment under this Agreement the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Director, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

        18. Headings. The headings in this Agreement are for convenience only and are not to be considered in construing this Agreement.

        19. Counterparts. This Agreement may be executed in counterparts, both of which shall be deemed an original, and together shall constitute one document.

        The parties have executed this Agreement as of the day and year first above stated.

SCOTT'S LIQUID GOLD-INC.	DIRECTOR
By:/s/ Mark E. Goldstein Mark E. Goldstein, President	/s/ Jeffrey R. Hinkle Jeffrey R. Hinkle

EXHIBIT 10.4

INDEMNIFICATION AGREEMENT

SCOTT'S LIQUID GOLD-INC.

        This Agreement is made and entered into as of August 16, 2000 between Scott's Liquid Gold-Inc., a Colorado corporation (the "Corporation"), and Carl A. Bellini of Frisco, Texas ("Director").

RECITALS:

        A. At the request of the Corporation, Director currently serves as a director of the Corporation (as defined below). As such, Director may be subjected to claims, suits or proceedings.

        B. Director has indicated that it was and is a condition of Director's acceptance and continuing in such service that, among other things, the Corporation agrees to indemnify Director against liabilities, expenses and costs incurred in connection with any such claims, suits or proceedings, in accordance with, and to the fullest extent permitted by, the Colorado Business Corporation Act; and

        C. The Corporation's Articles of Incorporation and the Colorado Business Corporation Act contemplate that contracts may be made between the Corporation and members of its Board of Directors and officers with respect to indemnification.

AGREEMENT:

        Now, therefore, in consideration of Director's acceptance and continuation of service as a director after the date of this Agreement, and in consideration of the mutual covenants stated herein, the parties agree as follows:

        1. Definitions. As used in this Agreement, the following terms have the following meanings:

            (a) Act. The term "Act" means the Colorado Business Corporation Act as it exists on the date of this Agreement and as it maybe hereafter amended from time to time. In the case of any amendment of the Colorado Business Corporation Act after the date of this Agreement, when used in reference to an act or omission occurring prior to effectiveness of such amendment, the term "Act" shall include such amendment only to the extent that the amendment permits the Corporation to provide broader indemnification rights than the Colorado Business Corporation Act permitted the Corporation to provide at the date of this Agreement and prior to the amendment.

            (b) Director. As used in reference to a position of Director, the term "director" means a director of the Corporation and, while a director or officer of the Corporation, Director's serving at the Corporation's request as a director, officer, agent, associate, employee, fiduciary, manager, member, partner, promoter, or a trustee of, or holding a similar position with, any corporation, partnership, joint venture, trust, other enterprise or person or employee benefit plan. The term "director" also includes, unless the context otherwise requires, the estate or personal representative of a director. The term "director" shall also include any such broader definition as may be provided in the Act with amendments after the date of this Agreement.

            (c) Proceeding. The term "proceeding" means any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.

        2. Agreement to Indemnify. The Corporation shall indemnify, and keep indemnified, Director in accordance with, and to the fullest extent permitted and/or required by, the Act from and against any judgments, penalties, fines (including but not limited to ERISA excise taxes), amounts paid in settlement and reasonable expenses (including but not limited to expenses of investigation and preparation and fees and disbursements of Director's counsel, accountants or other experts) actually incurred by Director in connection with any proceeding in which Director was or is made a party or was or is involved (for example, as a witness) because Director is or was a director or is or was an Officer of the Corporation.

        3. Insurance. So long as Director may be subject to any possible proceeding by reason of the fact that Director is or was a director or officer of the Corporation, to the extent the Corporation maintains an. insurance policy or policies providing directors' and officers' liability insurance, Director shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage applicable to any then current director or officer of the Corporation.

        4. Advance. In the event of any proceeding in which Director is a party or is involved and which may give rise to a right of indemnification from the Corporation pursuant to this Agreement, following written request to the Corporation by Director, the Corporation shall pay to Director, in accordance with and to the fullest extent permitted and/or required by the Act, amounts to cover reasonable expenses incurred by Director in such proceeding in advance of its final disposition upon receipt of (a) a written affirmation by Director of Director's good faith belief that Director has met any applicable standard of conduct; (b) a written undertaking executed by or on behalf of Director to repay the advance if it shall ultimately be determined that Director did not meet such standard of conduct; and (c) satisfactory evidence as to the amount of such expenses.

        5. Burden of Proof. If under applicable law, the entitlement of Director to be indemnified or advanced expenses hereunder depends upon whether a standard of conduct has been met, the burden of proof of establishing that Director did not act in accordance with such standard shall rest with the Corporation. Director shall be presumed to have acted in accordance with such standard and to be entitled to indemnification Or the advancement of expenses (as the case may be) unless, based upon a preponderance of the evidence, it shall be determined that Director has not met such standard. Such determination and any evaluation as to the reasonableness of amounts claimed by Director shall be made by the Board of Directors of the Corporation or such other body or persons as may be permitted by the Act. For purposes of this Agreement, unless otherwise expressly stated, the termination of any proceeding by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Director did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

        6. Notice to the Corporation. Director shall notify the Secretary of the Corporation in writing of any matter for which Director intends to seek indemnification hereunder as soon as reasonably practicable following the receipt by Director of written notice thereof; provided, however, that delay in so notifying the Corporation shall not constitute a waiver or release by Director of rights hereunder.

        7. Counsel for Proceeding. In the event of any proceeding in which Director is a party or is involved and which may give rise to a right of indemnification hereunder, the Corporation shall have the right to retain counsel reasonably satisfactory to Director to represent Director and any others the Corporation may designate in such proceeding. In any such proceeding, Director shall have the right to retain Director's own counsel, but the fees and expenses of such counsel shall be at the expense of Director unless

            (a) the retention of such counsel has been specifically authorized by the Corporation;

            (b) representation of Director and another party by the same counsel would be inappropriate, in the reasonable judgment of Director, due to actual or potential differing interests between them (as might be the case for representation of both the Corporation and Director in a proceeding by or in the right of the Corporation);

            (e) the counsel retained by the Corporation and satisfactory to Director has advised Director, in writing, that such counsel's representation of Director would be likely to involve such counsel in representing differing interests which could adversely affect either the judgment or loyalty of such counsel to Director, whether it be a conflicting, inconsistent, diverse or other interest; or

            (d) the Corporation shall fail to retain counsel for Director in such proceeding. Notwithstanding the foregoing, if an insurance carrier has supplied directors' and officers' liability insurance covering a proceeding and is entitled to retain counsel for the defense of such proceeding, then the insurance carrier shall retain counsel to conduct the defense of such proceeding unless Director and the Corporation concur in writing that the insurance carrier's doing so is undesirable. The Corporation shall not be liable under this Agreement for any settlement of any proceeding affected without its written consent. The Corporation shall not settle any proceeding in any manner which would impose any penalty or limitation on Director without Director's written consent. Consent to a proposed settlement of any proceeding shall not be unreasonably withheld by either the Corporation or Director.

        8. Enforcement. The Corporation acknowledges that Director is relying upon this Agreement in serving as a director, as well as any serving in the future as an officer of the Corporation. If a claim for indemnification or advancement of expenses is not paid in full by the Corporation within ninety (90) days after a written claim has been received from Director by the Corporation, Director may at any time bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in such suit, Director shall also be entitled to be paid all reasonable fees and expenses (including without limitation fees of counsel) in bringing and prosecuting such claim. Whether or not Director has met any applicable standard of conduct, the Court in such suit may order indemnification or the advancement of expenses as the Court deems proper (subject to any express limitation of the Act). Further, the Corporation shall indemnify Director from and against any and all expenses (including attorneys' fees) and, if requested by Director, shall (within ten business days of such request) advance such expenses to Director, which are incurred by Director in connection with any claim asserted against or suit brought by Director for recovery under any directors' and officers' liability insurance policies maintained by the Corporation, regardless of whether Director is unsuccessful in whole or in part in such claim or suit.

        9. Proceedings by Director. The Corporation shall indemnify Director and advance expenses to Director in connection with any proceeding (or part thereof) initiated by Director only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

        10. Nonexclusivity. The rights of Director for indemnification and advancement of expenses under this Agreement shall not be deemed exclusive of, or in limitation of, any rights to which Director may be entitled under Colorado law, the Corporation's Articles of Incorporation or Bylaws, vote of stockholders or otherwise.

        11. Miscellaneous.

            (a) Effectiveness. This Agreement is effective for, and shall apply to, (i) any claim which is asserted or threatened before, on or after the date of this Agreement but for which no action, suit or proceeding has actually been brought prior to the date of this Agreement and (ii) any action, suit or proceeding which is threatened before, on or after the date of this Agreement but which is not pending prior to the date of this Agreement. Thus, this Agreement shall not apply to any action, suit or proceeding which has actually been brought before the date of this Agreement. So long as the foregoing standard of effectiveness has been satisfied, this Agreement shall be effective for and shall be applied to acts or omissions prior to, on or after the date of this Agreement.

            (b) Survival; Continuation. The rights of Director hereunder shall inure to the benefit of the Director (even after Director ceases to be a director or officer), Director's personal representative, heirs, executors, administrators and beneficiaries; and this Agreement shall be binding upon the Corporation, its successors and assigns. The rights of Director under this Agreement shall continue so long as Director may be subject to any possible proceeding because of the fact that Director was a director or was an officer of the Corporation. If the Corporation sells, leases, exchanges or otherwise disposes of, in a single transaction or series of related transactions, all or substantially all of its property and assets, the Corporation shall, as a condition precedent to such transaction, cause effective provision to be made so that the person or entity acquiring such property and assets shall become bound by and replace the Corporation under this Agreement.

            (c) Governing Law. This Agreement shall be governed by the laws of the State of Colorado.

            (d) Severability. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and all other provisions shall remain in full force and effect.

            (e) Amendment. No amendment, termination or cancellation of this Agreement shall be effective unless in writing signed by the Corporation and Director.

            (f) Other Payments. The Corporation shall not be liable under this Agreement to make any payment in connection with any proceeding against or involving Director to the extent Director has otherwise actually received payment (under any insurance policy, Bylaw or otherwise) of the amounts otherwise indemnifiable hereunder. Director shall repay to the Corporation the amount of any payment the Corporation makes to Director under this Agreement in connection with any proceeding against or involving Director, to the extent Director has otherwise actually received payment (under any insurance policy, Bylaw or otherwise) of such amount.

            (g) Subrogation. In the event of payment under this Agreement the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Director, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

            (h) Headings. The headings in this Agreement are for convenience only and are not to be considered in construing this Agreement.

            (i) Counterparts. This Agreement may be executed in counterparts, both of which shall be deemed an original, and together shall constitute one document.

        The parties have executed this Agreement as of the day and year first above stated.

SCOTT'S LIQUID GOLD-INC.	DIRECTOR
By: /s/ Mark E. Goldstein Mark E. Goldstein, President	/s/ Carl A. Bellini Carl A. Bellini

EXHIBIT 10.4

INDEMNIFICATION AGREEMENT

SCOTT'S LIQUID GOLD-INC.

        This Agreement is made and entered into as of November 2, 2000 between Scott's Liquid Gold-Inc., a Colorado corporation (the "Corporation"), and Jeffry B. Johnson of Denver, Colorado ("Director").

RECITALS:

A. At the request of the Corporation, Director currently serves as a director of the Corporation (as defined below), as well as an officer of the Corporation. As such, Director may be subjected to claims, suits or proceedings.

B. Director has indicated that it was and is a condition of Director's acceptance and continuing in such service that, among other things, the Corporation agrees to indemnify Director against liabilities; expenses and costs incurred in connection with any such claims, suits or proceedings, in accordance with, and to the fullest extent permitted by, the Colorado Business Corporation Act; and

C. The Corporation's Articles of Incorporation and the Colorado Business Corporation Act contemplate that contracts may be made between the Corporation and members of its Board of Directors and officers with respect to indemnification.

AGREEMENT:

Now, therefore, in consideration of Director's acceptance and continuation of service as a director and continued service as an officer after the date of this Agreement, and in consideration of the mutual covenants stated herein, the parties agree as follows:

l. Definitions. As used in this Agreement, the following terms have the following meanings:

        (a) Act. The term "Act" means the Colorado Business Corporation Act as it exists on the date of this Agreement and as it may be hereafter amended from time to time. In the case of any amendment of the Colorado Business Corporation Act after the date of this Agreement, when used in reference to an act or omission occurring prior to effectiveness of such amendment, the term "Act" shall include such amendment only to the extent that the amendment permits the Corporation to provide broader indemnification rights than the Colorado Business Corporation Act permitted the Corporation to provide at the date of this Agreement and prior to the amendment

        (b) Director. As used in reference to a position of Director, the term "director" means a director of the Corporation and, while a director or officer of the Corporation, Director's serving at the Corporation's request as a director, officer, agent, associate, employee, fiduciary, manager, member, partner, promoter, or a trustee of, or holding a similar position with, any corporation, partnership, joint venture, trust, other enterprise or person or employee benefit plan. The term "director" also includes, unless the context otherwise requires, the estate or personal representative of a director. The term "director" shall also include any such broader definition as may be provided in the Act with amendments after the date of this Agreement.

        (c) Proceeding. The term "proceeding" means any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.

2. Agreement to Indemnify. The Corporation shall indemnify, and keep indemnified, Director in accordance with, and to the fullest extent permitted and/or required by, the Act from and against any judgments, penalties, fines (including but not limited to ERISA excise taxes), amounts paid in settlement and reasonable expenses (including but not limited to expenses of investigation and preparation and fees and disbursements of Director's counsel, accountants or other experts) actually incurred by Director in connection with any proceeding in which Director was or is made a party or was or is involved (for example, as a witness) because Director is or was a director or is or was an officer of the Corporation.

3. Insurance. So long as Director may be subject to any possible proceeding by reason of the fact that Director is or was a director or officer of the Corporation, to the extent the Corporation maintains an insurance policy or policies providing directors' and officers' liability insurance, Director shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage applicable to any then current director or officer of the Corporation.

4. Advances. In the event of any proceeding in which Director is a party or is involved and which may give rise to a right of indemnification from the Corporation pursuant to this Agreement, following written request to the Corporation by Director, the Corporation shall pay to Director, in accordance with and to the fullest extent permitted and/or required by the Act, amounts to cover reasonable expenses incurred by Director in such proceeding in advance of its final disposition upon receipt of (a) a written affirmation by Director of Director's good faith belief that Director has met any applicable standard of conduct; (b) a written undertaking executed by or on behalf of Director to repay the advance if it shall ultimately be determined that Director did not meet such standard of conduct; and (c) satisfactory evidence as to the amount of such expenses.

5. Burden of Proof. If under applicable law, the entitlement of Director to be indemnified or advanced expenses hereunder depends upon whether a standard of conduct has been met, the burden of proof of establishing that Director did not act in accordance with such standard shall rest with the Corporation. Director shall be presumed to have acted in accordance with such standard and to be entitled to indemnification or the advancement of expenses (as the case may be) unless, based upon a preponderance of the evidence, it shall be determined that Director has not met such standard. Such determination and any evaluation as to the reasonableness of amounts claimed by Director shall be made by the Board of Directors of the Corporation or such other body or persons as may be permitted by the Act. For purposes of this Agreement, unless otherwise expressly stated, the termination of any proceeding by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Director did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

6. Notice to the Corporation. Director shall notify the Secretary of the Corporation in writing of any matter for which Director intends to seek indemnification hereunder as soon as reasonably practicable following the receipt by Director of written notice thereof; provided, however, that delay in so notifying the Corporation shall not constitute a waiver or release by Director of rights hereunder.

7. Counsel for Proceeding. In the event of any proceeding in which Director is a party or is involved and which may give rise to a right of indemnification hereunder, the Corporation shall have the right to retain counsel reasonably satisfactory to Director to represent Director and any others the Corporation may designate in such proceeding. In any such proceeding, Director shall have the right to retain Director's own counsel, but the fees and expenses of such counsel shall be at the expense of Director unless

        (a) the retention of such counsel has been specifically authorized by the Corporation;

        (b) representation of Director and another party by the same counsel would be inappropriate, in the reasonable judgment of Director, due to actual or potential differing interests between them (as might be the case for representation of both the Corporation and Director in a proceeding by or in the fight of the Corporation);

        (c) the counsel retained by the Corporation and satisfactory to Director has advised Director, in writing, that such counsel's representation of Director would be likely to involve such counsel in representing differing interests which could adversely affect either the judgment or loyalty of such counsel to Director, whether it be a conflicting, inconsistent, diverse or other interest; or

        (d) the Corporation shall fail to retain counsel for Director in such proceeding. Notwithstanding the foregoing, if an insurance carrier has supplied directors' and officers' liability insurance covering a proceeding and is entitled to retain counsel for the defense of such proceeding, then the insurance carrier shall retain counsel to conduct the defense of such proceeding unless Director and the Corporation concur in writing that the insurance carrier's doing so is undesirable. The Corporation shall not be liable under this Agreement for any settlement of any proceeding affected without its written consent. The Corporation shall not settle any proceeding in any manner which would impose any penalty or limitation on Director without Director's written consent. Consent to a proposed settlement of any proceeding shall not be unreasonably withheld by either the Corporation or Director.

8. Enforcement. The Corporation acknowledges that Director is relying upon this Agreement in serving as a director and officer of the Corporation. If a claim for indemnification or advancement of expenses is not paid in full by the Corporation within ninety (90) days after a written claim has been received from Director by the Corporation, Director may at any time bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in such suit, Director shall also be entitled to be paid all reasonable fees and expenses (including without limitation fees of counsel) in bringing and prosecuting such claim. Whether or not Director has met any applicable standard of conduct, the Court in such suit may order indemnification or the advancement of expenses as the Court deems proper (subject to any express limitation of the Act). Further, the Corporation shall indemnify Director from and against any and all expenses (including attorneys' fees) and, if requested by Director, shall (within ten business days of such request) advance such expenses to Director, which are incurred by Director in connection with any claim asserted against or suit brought by Director for recovery under any directors' and officers' liability insurance policies maintained by the Corporation, regardless of whether Director is unsuccessful in whole or in part in such claim or suit.

9. Proceedings by Director. The Corporation shall indemnify Director and advance expenses to Director in connection with any proceeding (or part thereof) initiated by Director only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

10. Nonexclusivity. The rights of Director for indemnification and advancement of expenses under this Agreement shall not be deemed exclusive of, or in limitation of, any rights to which Director may be entitled under Colorado law, the Corporation's Articles of Incorporation or Bylaws, vote of stockholders or otherwise.

11. Miscellaneous.

        (a) Effectiveness. This Agreement is effective for, and shall apply to, (i) any claim which is asserted or threatened before, on or after the date of this Agreement but for which no action, suit or proceeding has actually been brought prior to the date of this Agreement and (ii) any action, suit or proceeding which is threatened before, on or after the date of this Agreement but which is not pending prior to the date of this Agreement. Thus, this Agreement shall not apply to any action, suit or proceeding which has actually been brought before the date of this Agreement. So long as the foregoing standard of effectiveness has been satisfied, this Agreement shall be effective for and shall be applied to acts or omissions prior to, on or after the date of this Agreement.

        (b) Survival; Continuation. The rights of Director hereunder shall inure to the benefit of the Director (even after Director ceases to be a director or officer), Director's personal representative, heirs, executors, administrators and beneficiaries; and this Agreement shall be binding upon the Corporation, its successors and assigns. The rights of Director under this Agreement shall continue so long as Director may be subject to any possible proceeding because of the fact that Director was a director or was an officer of the Corporation. If the Corporation sells, leases, exchanges or otherwise disposes of, in a single transaction or series of related transactions, all or substantially all of its property and assets, the Corporation shall, as a condition precedent to such transaction, cause effective provision to be made so that the person or entity acquiring such property and assets shall become bound by and replace the Corporation under this Agreement.

        (c) Governing Law. This Agreement shall be governed by the laws of the State of Colorado.

        (d) Severability. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and all other provisions shall remain in full force and effect.

        (e) Amendment. No amendment, termination or cancellation of this Agreement shall be effective unless in writing signed by the Corporation and Director.

        (f) Other Payments. The Corporation shall not be liable under this Agreement to make any payment in connection with any proceeding against or involving Director to the extent Director has otherwise actually received payment (under any insurance policy, Bylaw or otherwise) of the amounts otherwise indemnifiable hereunder. Director shall repay to the Corporation the amount of any payment the Corporation makes to Director under this Agreement in connection with any proceeding against or involving Director, to the extent Director has otherwise actually received payment (under any insurance policy, Bylaw or otherwise) of such amount.

        (g) Subrogation. In the event of payment under this Agreement the Corporation shall be subrogated to the extent of such payment to alt of the rights of recovery of Director, who shall execute aI1 papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

        (h) Headings. The headings in this Agreement are for convenience only and are not to be considered in construing this Agreement.

        (i) Counterparts. This Agreement may be executed in counterparts, both of which shall be deemed an original, and together shall constitute one document.

        The parties have executed this Agreement as of the day and year first above stated.

SCOTT'S LIQUID GOLD-INC.	DIRECTOR
By: /s/ Mark E. Goldstein Mark E. Goldstein	/s/ Jeffry B. Johnson Jeffry B. Johnson

EXHIBIT 10.4

INDEMNIFICATION AGREEMENT

SCOTT'S LIQUID GOLD-INC.

        This Agreement is made and entered into as of November 20, 2002 between Scott's Liquid Gold-Inc., a Colorado corporation (the "Corporation"), and Dennis P. Passantino of Denver, Colorado ("Director").

RECITALS:

        A. At the request of the Corporation, Director currently serves as a director of the Corporation (as defined below), as well as an officer of the Corporation. As such, Director may be subjected to claims, suits or proceedings.

        B. Director has indicated that it was and is a condition of Director's acceptance and continuing in such service that, among other things, the Corporation agrees to indemnify Director against liabilities, expenses and costs incurred in connection with any such claims, suits or proceedings, in accordance with, and to the fullest extent permitted by, the Colorado Business Corporation Act; and

        C. The Corporation's Articles of Incorporation and the Colorado Business Corporation Act contemplate that contracts may be made between the Corporation and members of its Board of Directors and officers with respect to indemnification.

AGREEMENT:

Now, therefore, in consideration of Director's acceptance and continuation of service as a director and continued service as an officer after the date of this Agreement, and in consideration of the mutual covenants stated herein, the parties agree as follows:

1. Definitions. As used in this Agreement, the following terms have the following meanings:

        a. Act. The term "Act" means the Colorado Business Corporation Act as it exists on the date of this Agreement and as it may be hereafter amended from time to time. In the case of any amendment of the Colorado Business Corporation Act after the date of this Agreement, when used in reference to an act or omission occurring prior to effectiveness of such amendment, the term "Act" shall include such amendment only to the extent that the amendment permits the Corporation to provide broader indemnification rights than the Colorado Business Corporation Act permitted the Corporation to provide at the date of this Agreement and prior to the amendment.

        b. Director. As used in reference to a position of Director, the term "director" means a director of the Corporation and, while a director or officer of the Corporation, Director's serving at the Corporation's request as a director, officer, agent, associate, employee, fiduciary, manager, member, partner, promoter, or a trustee of, or holding a similar position with, any corporation, partnership, joint venture, trust, other enterprise or person or employee benefit plan. The term "director" also includes, unless the context otherwise requires, the estate or personal representative of a director. The term "director" shall also include any such broader definition as may be provided in the Act with amendments after the date of this Agreement.

        (c) Proceeding. The term "proceeding" means any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.

2. Agreement to Indemnify. The Corporation shall indemnify, and keep indemnified, Director in accordance with, and to the fullest extent permitted and/or required by, the Act from and against any judgments, penalties, fines (including but not limited to ERISA excise taxes), amounts paid in settlement and reasonable expenses (including but not limited to expenses of investigation and preparation and fees and disbursements of Director's counsel, accountants or other experts) actually incurred by Director in connection with any proceeding in which Director was or is made a party or was or is involved (for example, as a witness) because Director is or was a director or is or was an officer of the Corporation.

3. Insurance. So long as Director may be subject to any possible proceeding by reason of the fact that Director is or was a director or officer of the Corporation, to the extent the Corporation maintains an insurance policy or policies providing directors' and officers' liability insurance, Director shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage applicable to any then current director or officer of the Corporation.

4. Advances. In the event of any proceeding in which Director is a party or is involved and which may give rise to a right of indemnification from the Corporation pursuant to this Agreement, following written request to the Corporation by Director, the Corporation shall pay to Director, in accordance with and to the fullest extent permitted and/or required by the Act, amounts to cover reasonable expenses incurred by Director in such proceeding in advance of its final disposition upon receipt of (a) a written affirmation by Director of Director's good faith belief that Director has met any applicable standard of conduct; (b) a written undertaking executed by or on behalf of Director to repay the advance if it shall ultimately be determined that Director did not meet such standard of conduct; and (c) satisfactory evidence as to the amount of such expenses.

5. Burden of Proof. If under applicable law, the entitlement of Director to be indemnified or advanced expenses hereunder depends upon whether a standard of conduct has been met, the burden of proof of establishing that Director did not act in accordance with such standard shall rest with the Corporation. Director shall be presumed to have acted in accordance with such standard and to be entitled to indemnification or the advancement of expenses (as the case may be) unless, based upon a preponderance of the evidence, it shall be determined that Director has not met such standard. Such determination and any evaluation as to the reasonableness of amounts claimed by Director shall be made by the Board of Directors of the Corporation or such other body or persons as may be permitted by the Act. For purposes of this Agreement, unless otherwise expressly stated, the termination of any proceeding by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Director did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

6. Notice to the Corporation. Director shall notify the Secretary of the Corporation in writing of any matter for which Director intends to seek indemnification hereunder as soon as reasonably practicable following the receipt by Director of written notice thereof; provided, however, that delay in so notifying the Corporation shall not constitute a waiver or release by Director of rights hereunder.

7. Counsel for Proceeding. In the event of any proceeding in which Director is a party or is involved and which may give rise to a right of indemnification hereunder, the Corporation shall have the right to retain counsel reasonably satisfactory to Director to represent Director and any others the Corporation may designate in such proceeding. In any such proceeding, Director shall have the right to retain Director's own counsel, but the fees and expenses of such counsel shall be at the expense of Director unless (a) the retention of such counsel has been specifically authorized by the Corporation; (b) representation of Director and another party by the same counsel would be inappropriate, in the reasonable judgment of Director, due to actual or potential differing interests between them (as might be the case for representation of both the Corporation and Director in a proceeding by or in the right of the Corporation); (c) the counsel retained by the Corporation and satisfactory to Director has advised Director, in writing, that such counsel's representation of Director would be likely to involve such counsel in representing differing interests which could adversely affect either the judgment or loyalty of such counsel to Director, whether it be a conflicting, inconsistent, diverse or other interest; or (d) the Corporation shall fail to retain counsel for Director in such proceeding. Notwithstanding the foregoing, if an insurance carrier has supplied directors' and officers' liability insurance covering a proceeding and is entitled to retain counsel for the defense of such proceeding, then the insurance carrier shall retain counsel to conduct the defense of such proceeding unless Director and the Corporation concur in writing that the insurance carrier's doing so is undesirable. The Corporation shall not be liable under this Agreement for any settlement of any proceeding affected without its written consent. The Corporation shall not settle any proceeding in any manner which would impose any penalty or limitation on Director without Director's written consent. Consent to a proposed settlement of any proceeding shall not be unreasonably withheld by either the Corporation or Director.

8. Enforcement. The Corporation acknowledges that Director is relying upon this Agreement in serving as a director, as well as any serving in the future as an officer of the Corporation. If a claim for indemnification or advancement of expenses is not paid in full by the Corporation within ninety (90) days after a written claim has been received from Director by the Corporation, Director may at any time bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in such suit, Director shall also be entitled to be paid all reasonable fees and expenses (including without limitation fees of counsel) in bringing and prosecuting such claim. Whether or not Director has met any applicable standard of conduct, the Court in such suit may order indemnification or the advancement of expenses as the Court deems proper (subject to any express limitation of the Act). Further, the Corporation shall indemnify Director from and against any and all expenses (including attorneys' fees) and, if requested by Director, shall (within ten business days of such request) advance such expenses to Director, which are incurred by Director in connection with any claim asserted against or suit brought by Director for recovery under any directors' and officers' liability insurance policies maintained by the Corporation, regardless of whether Director is unsuccessful in whole or in part in such claim or suit.

9. Proceedings by Director. The Corporation shall indemnify Director and advance expenses to Director in connection with any proceeding (or part thereof) initiated by Director only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

10. Nonexclusivity. The rights of Director for indemnification and advancement of expenses under this Agreement shall not be deemed exclusive of, or in limitation of, any rights to which Director may be entitled under Colorado law, the Corporation's Articles of Incorporation or Bylaws, vote of stockholders or otherwise.

11. Miscellaneous.

        (a) Effectiveness. This Agreement is effective for, and shall apply to, (i) any claim which is asserted or threatened before, on or after the date of this Agreement but for which no action, suit or proceeding has actually been brought prior to the date of this Agreement and (ii) any action, suit or proceeding which is threatened before, on or after the date of this Agreement but which is not pending prior to the date of this Agreement. Thus, this Agreement shall not apply to any action, suit or proceeding which has actually been brought before the date of this Agreement. So long as the foregoing standard of effectiveness has been satisfied, this Agreement shall be effective for and shall be applied to acts or omissions prior to, on or after the date of this Agreement.

        (b) Survival; Continuation. The rights of Director hereunder shall inure to the benefit of the Director (even after Director ceases to be a director or officer), Director's personal representative, heirs, executors, administrators and beneficiaries; and this Agreement shall be binding upon the Corporation, its successors and assigns. The rights of Director under this Agreement shall continue so long as Director may be subject to any possible proceeding because of the fact that Director was a director or was an officer of the Corporation. If the Corporation sells, leases, exchanges or otherwise disposes of, in a single transaction or series of related transactions, all or substantially all of its property and assets, the Corporation shall, as a condition precedent to such transaction, cause effective provision to be made so that the person or entity acquiring such property and assets shall become bound by and replace the Corporation under this Agreement.

        (c) Governing Law. This Agreement shall be governed by the laws of the State of Colorado.

        (d) Severability. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and all other provisions shall remain in full force and effect.

        (e) Amendment. No amendment, termination or cancellation of this Agreement shall be effective unless in writing signed by the Corporation and Director. Other Payments. The Corporation shall not be liable under this Agreement to make any payment in connection with any proceeding against or involving Director to the extent Director has otherwise actually received payment (under any insurance policy, Bylaw or otherwise) of the amounts otherwise indemnifiable hereunder. Director shall repay to the Corporation the amount of any payment the Corporation makes to Director under this Agreement in connection with any proceeding against or involving Director, to the extent Director has otherwise actually received payment (under any insurance policy, Bylaw or otherwise) of such amount.

        (f) Subrogation. In the event of payment under this Agreement the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Director, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

        (g) Headings. The headings in this Agreement are for convenience only and are not to be considered in construing this Agreement.

        (h) Counterparts. This Agreement may be executed in counterparts, both of which shall be deemed an original, and together shall constitute one document.

        The parties have executed this Agreement as of the day and year first above stated.

SCOTT'S LIQUID GOLD-INC.	DIRECTOR
By: /s/ Mark E. Goldstein Mark E. Goldstein, President	/s/ Dennis P. Passantino Dennis P. Passantino

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  EXHIBIT 10.4